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                                                                   EXHIBIT 10.39

                                From the desk of
                                RONALD A. POTTS


                                January 23, 2002

Mr. Kendall Combs
2424 W. Highway 76
Branson, Missouri 65616

                               RE:      $100,000 Loan from Kendall Combs to
                                        Oasis Group, Inc. dated January 23, 2002

Dear Mr. Combs:

         In addition to pledging my personal guarantee in connection with the above captioned transaction, I hereby agree to, on or before April 30, 2002, purchase the 50,000 common shares of Oasis Group, Inc. capital stock (the "Stock") that you are receiving pursuant to the above captioned transaction, for the amount of $50,000. You, of course, have the option of holding or otherwise liquidating the Stock and you certainly don't have any obligation to accept my agreement to purchase the Stock as set forth herein. Please kindly advise me in writing, on or before March 31, 2002, as to whether or not you are accepting my agreement to purchase the Stock as set forth herein.


                                    Sincerely,

                                    /s/ Ronald A. Potts
                                    -----------------------------------
                                    RONALD A. POTTS



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